2nd Quarter 2014
Earnings Conference Call

July 23, 2014


FCX
LISTED
NYSE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalent (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, debt reduction and share purchases. The words "anticipates," "may," "can," "plans," "believes," "potential," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, drilling results, the outcome of ongoing discussions with the Indonesian government regarding PT-FI's Contract of Work and the impact of the January 2014 regulations on PT-FI's exports and export duties, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

The SEC requires companies with significant oil and gas producing activities to disclose, in their filings with the SEC, proved oil and gas reserves that have been demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC also permits the disclosure of probable and possible oil and gas reserves, as such terms are defined by the SEC. FCX uses certain phrases and terms in this presentation, such as "net resource potential" and "gross resource potential," which the SEC's rules prohibit FCX from including in its filings with the SEC. "Net resource potential" and "gross resource potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and is therefore not indicative of expected future resource recovery and should not be relied upon.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs and cash operating margin, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 2Q 2014 press release, which are available on FCX's website, "www.fcx.com."

2Q14 Highlights

Focused on Execution

- **Strong Performance from Mining Operations in the Americas and Africa**
  - Restricted Sales from Indonesia by Government Export Regulations
- **Solid Contribution from O&G Business**
- **Advanced Important Projects for Profitable Future Growth**
  - Morenci Expansion – Commissioning of New Mill Commenced in May
  - Cerro Verde Expansion – Construction in Progress – 2016 Startup
  - Lucius Development (Deepwater GOM) – First Oil Expected in 2H 2014
  - Highlander (Onshore South LA) – Advancing Completion Activities
- **Completed Sale of Eagle Ford and Acquisition of Deepwater GOM Interests**
- **Considering Additional Asset Sale Transactions**
- **Corporate Name Changed to Freeport-McMoRan Inc.**

Financial Highlights

Sales Data	2Q14	2Q13 (1)
Copper		
Consolidated Volumes (mm lbs)	968	951
Average Realization (per lb)	$3.16	$3.17
Site Production & Delivery Unit Costs (per lb)	$1.99	$2.11
Unit Net Cash Costs (per lb)	$1.72	$1.85
Gold		
Consolidated Volumes (000's ozs)	159	173
Average Realization (per oz)	$1,296	$1,322
Oil Equivalents		
Consolidated Volumes (MMBOE)	16.0	5.0
Realized Revenues (per BOE) (2)	$77.53	$74.37
Cash Production Costs (per BOE)	$19.57	$16.58

Financial Results (in billions, except per share amounts)	2Q14	2Q13 (1)
Revenues	$5.5	$4.3
Net Income Attributable to Common Stock	$0.5 (3)	$0.5
Diluted Earnings Per Share	$0.46 (3)	$0.49
Operating Cash Flows (4)	$1.4	$1.0
Capital Expenditures	$2.0	$1.2
Total Debt	$20.3	$21.2
Consolidated Cash	$1.5	$3.3

(1) Results for 2Q 2013 reflect FM O&G beginning June 1, 2013.
(2) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil and gas derivative contracts.
(3) Includes charges of $130 mm (12¢/share) comprised of $68 mm for environmental obligations and related litigation charges, $58 mm for deferred taxes recorded in connection with the allocation of goodwill to the sale of Eagle Ford and $4 mm for net noncash mark-to-market losses on oil and gas derivative contracts.
(4) Includes working capital (uses) sources and changes in other tax payments of $(364) mm in 2Q14 and $235 mm in 2Q13.

Current PT-FI Operating Status

- **Export Shipments Restricted Since Mid-January**
  - 2Q14 Impact: Deferred Sales of 150 mm lbs Copper and 240,000 ozs Gold
  - YTD Deferrals of 275 mm lbs Copper and 380,000 ozs Gold
- **Completing MOU with Government of Indonesia to Enable Resumption of Exports**
  - Provide $115 Million Assurance Bond for Smelter Development
  - Pay Reduced Export Duties which would Decline as Smelter Development Progresses
  - Increase Royalties to 4% for Copper and 3.75% for Gold from Current 3.5% for Copper and 1% for Gold
  - Commence Immediate Negotiations on Amendments to COW
  - Negotiations to Take Into Consideration PT-FI's Requirement for Assurance of Legal and Fiscal Terms to Support Investments
- **Current Outlook Based on Resumption of Exports in August 2014**
  - Delays in Obtaining Approvals Would Result in Monthly Deferral of 50 mm lbs Copper and 80,000 ozs Gold
- **Contingency Plans for Significant Cost and CAPEX Reductions, if Necessary**

Long-term Positive Partnership with Indonesia

- Successful Operations for Over 40 Years
- Contributed Over $60 Billion to National GDP in Total Since 1992
- Currently Over 90% of Local GDP, ~40% of Papua GDP and 0.8% of National GDP (1)
- Largest Private Employer in Papua (~30,000) and One of the Largest Taxpayers in Indonesia
- Developed Country's Only Existing Copper Smelter
- Over $10 Billion Invested to Date with $15 Billion in Additional Investments Planned
- Contributed 1% of Revenues to Local Community through the *"Freeport Partnership Fund for Community Development."* Over $600 Million Since Inception (1996) Through 2013
- Committed to a Positive Long-term Partnership for Benefit of All Stakeholders

GOI Direct Benefits Last 5 Years (2009 – 2013) (2)

($ in billions)


Taxes
$5.8
$0.6
$0.7
Dividends to GOI
Royalties

Total: $7.1 Billion

(1) Per 2013 LPEM-FEUI studies
(2) Under current Contract of Work, Government of Indonesia (GOI) receives more than 50% of financial benefits of operations

Copper Market Commentary

- Positive Global Demand
  - China Remains Key with Solid Demand
  - Rest of the World
    - General Economic Recovery
    - Mixed U.S. Economic Data
    - Europe Gradually Strengthening from Low Base
- Supply Side Challenges Creating Tightness
  - Low Levels of Cathode Inventories/Exchange Stocks
  - Limited Scrap Availability Contributing to Cathode Demand
- Projected Market Surplus Continues to Dwindle
- Long-term Fundamentals Support a Positive Outlook



2Q 2014 Mining Operating Summary

2Q14 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.87	$1.64	$3.86 (1)	$1.46	$1.99 (1)
By-Product Credits	(0.28)	(0.23)	(1.57)	(0.34)	(0.43)
Treatment Charges	0.11	0.18	0.26	-	0.14
Royalties	-	0.01	0.11	0.06	0.02
Unit Net Cash Costs	**$1.70**	**$1.60**	**$2.66**	**$1.18**	**$1.72**

Sales From Mines for 2Q14 & 2Q13 by Region


North America
423
372
25 (2)
23 (2)
Cu
mm lbs
Mo
mm lbs
2Q14 2Q13 2Q14 2Q13
South America (3)
310
315
2Q14 2Q13
Indonesia (4)
117
158
135
151
Au
000 ozs
2Q14 2Q13 2Q14 2Q13
Africa (5)
118
106
2Q14 2Q13

(1) Indonesia and consolidated 2Q 2014 unit costs exclude 48¢/lb and 6¢/lb, respectively, for fixed costs charged directly to cost of sales as a result of the impact of export restrictions on PT-FI's operating rates.
(2) Includes 2 mm lbs in 2Q14 and 2Q13 from South America.
(3) Gold sales totaled 20k ozs in 2Q14 and 21k ozs in 2Q13. Silver sales totaled 748k ozs in 2Q14 and 809k ozs in 2Q13.
(4) Silver sales totaled 367k ozs in 2Q14 and 452k ozs in 2Q13.
(5) Cobalt sales totaled 7 mm lbs in 2Q14 and 5 mm lbs in 2Q13.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 2Q14 press release, which is available on FCX's website.

Brownfield Development Projects

Morenci Mill Expansion

$1.6 billion

- Construction substantially complete
- Commissioning & start-up commenced in May
- Expected to add 225 mm lbs of Cu per annum
- $1.5 billion incurred to-date*


Morenci Metcalf Concentrator
First Cu

Cerro Verde Mill Expansion

$4.6 billion

- Detailed engineering & procurement substantially complete; construction advancing on schedule
- Completion expected in 2016
- Expected to add 600 mm lbs of Cu per annum
- $2.3 billion incurred to-date*


Concentrator Site Works

+1 billion pounds** per annum increase by 2016

- *Proven Technology*
- *Capital efficiency*
- *Higher risk-adjusted returns than greenfield*

** as of 6/30/2014*
*** includes incremental production from Tenke expansion completed in 2013*

Portfolio of World Scale Mines

Positive Exploration Results – "Big Mines Get Bigger"

Mines with Potential Capacity for 1 billion lbs of copper per annum*


Morenci
Grasberg
Tenke Fungurume
Cerro Verde
El Abra

* Grasberg capable of producing over 1 bln lbs/annum, Morenci (100%) & Cerro Verde in development to produce 1 bln lbs/annum and El Abra & Tenke have potential to produce 1 bln lbs/annum



2Q 2014 Oil & Gas Operating Summary

- **Strong Brent & HLS Crude Oil Pricing**
  - Over 90% of O&G Revenues from Oil/NGLs (excluding derivatives)
  - Oil Realization: $100/bbl
  - 92% Differential to Brent

($/bbl except differential)	1Q14	2Q14
Brent Average	$108	$110
HLS Average	$104	$106
FM O&G Realization (before derivatives)	$ 99	$100
Differential to Brent	91%	92%

- **Sales: 16 MMBOE (~5% above April est.)**
- **Cash Operating Margin: $0.9 Billion**
  - $58/BOE Margin
  - ~50% from GOM with $73/BOE Margin
- **2Q14 Results Include Eagle Ford Results Through June 19, 2014**

Brent and HLS Pricing per Bbl


$150
$125
$100
$75
$50
$25
$0
Source: Bloomberg
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13

2Q 2014 Margin Contribution


GOM 51%
California 20%
Eagle Ford 27%
Other 2%

NOTE: Cash operating margin reflects realized revenues less cash production costs

2Q 2014 Oil & Gas Transactions

- **Sold Eagle Ford Shale Interests to Encana for $3.1 Bn**
- **Acquired $0.9 Bn Deepwater GOM Interests, Including:**
  - **Lucius Oil Development (5.1% WI)**
  - **Heidelberg Oil Development (12.5% WI)**
  - **Complementary Exploration Leases**
- **Important Step in Ongoing Debt Reduction Plan**
- **Value Accretive**
- **Refocus O&G Portfolio to Strategic Growth Areas in GOM for Higher Investment Returns**

Strategic Position in Deepwater GOM

Operating/ Producing Assets



- Significant Current Oil Production with Strong Cash Margins
  - Marlin
  - Horn Mountain
  - Holstein
- Substantial Infrastructure with Excess Capacity to Support Growth

Major Development Projects



- Financially Attractive Development Activities to Drive Growth
  - Lucius
  - Heidelberg

Exploration/ Exploitation Opportunities



- Strategic Acreage Near Existing Facilities with Excess Capacity
- Near-term Subsea Tieback Opportunities:
  - Copper
  - Holstein Deep
  - Dorado

Deepwater Gulf of Mexico Focus Areas

BOEM awarded FM O&G all 20 leases from March 2014 Lease Sale


Louisiana
Texas
Marlin
Dorado
Viosca
Ram Powell
Horn Mountain
Mississippi Canyon
Holstein Deep
Green Canyon
Holstein
Holstein
Copper
Heidelberg
Atwater Valley
East Breaks
Garden Banks
Diana
Hoover
Alaminos Canyon
Keathley Canyon
Lucius
Walker Ridge
Facilities
Development
Exploration
FM O&G Leases

Lucius & Heidelberg – Deepwater GOM Development Projects


Lucius

- First Production Expected in 2H 2014
- 300+ MMBOE Gross Resource Potential
- Processing Capacity
  - 80,000 BOPD
  - 450,000 MCFD
- FM O&G 25.1% WI
- Water Depth: 7,200'


Heidelberg

- First Production Expected in Mid-2016
- 200-400 MMBOE Gross Resource Potential
- Processing Capacity: 80,000 BOPD
- FM O&G 12.5% WI
- Water Depth: 5,300'

Inboard Lower Tertiary/ Cretaceous Activities

Industry Leader in Emerging New Trend


LOUISIANA
Cretaceous Tuscaloosa Trend
50 mi
Farthest Gate West
Lineham Creek
Highlander
Davy Jones
Blackbeard
Exploration
Development Assets

Favorable Reservoir Characteristics


Highlander Discovery
Judge Digby Field Type Log
Tusc 1
Tusc 2
Tusc 3
Gross Pay

- **Highlander – Advancing Completion Activities; Anticipate Flow Testing in 2H 2014**
- **Blackbeard West #2 – Completion in Progress**
- **Extensive Inventory of Large, High-Quality Prospects**

2014e Outlook

Sales Outlook

- Copper[(1)]: 4.1 Billion lbs.
- Gold[(1)]: 1.3 Million ozs.
- Molybdenum: 98 Million lbs.
- Oil Equivalents[(2)]: 58.4 MMBOE (~70% Oil)

Unit Cost

- $1.50/lb[(3)] of Copper
- $20/BOE

Operating Cash Flows [(4)]

- ~$6.8 Billion (@$3.25/lb Copper for 2H 2014)
- Each 10¢/lb Change in Copper in 2H 2014 = $200 Million

Capital Expenditures

- $7.6 Billion
  - $4.2 Billion for Mining
  - $3.4 Billion for Oil & Gas

(1) Cu/Au sales estimates assume resumption of exports from PT-FI beginning in August 2014. FCX will update its outlook as export approvals are obtained.

(2) Includes 41.6 MMBbls of crude oil, 81.4 Bcf of natural gas and 3.3 MMBbls of NGLs.

(3) Assumes average prices of $1,300/oz gold and $12/lb molybdenum for 2H 2014.

(4) Net of $0.6 billion in net working capital uses and changes in other tax payments. Assumes average prices of $1,300/oz gold, $12/lb molybdenum and $110/bbl for Brent crude oil for the remainder of 2014; each $100/oz change in gold would have an approximate $80 mm impact, each $2.00/lb change in molybdenum would have an approximate $55 mm impact, and each $5/bbl change in oil above $100/bbl would have an approximate $60 mm impact.

e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)


6
4
2
0
4.1
4.1*
4.9
5.7
2013
2014e
2015e
2016e

Note: Consolidated copper sales include 795 mm lbs in 2013, 740 mm lbs in 2014e, 845 mm lbs in 2015e and 1,110 mm lbs in 2016e for noncontrolling interest; excludes purchased copper.

*** Cu/Au sales estimates assume resumption of exports from PT-FI beginning August 2014. FCX will update its outlook as export approvals are obtained.**

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)


3
2
1
0
1.2
1.3*
1.3
3.1
2013
2014e
2015e
2016e

Note: Consolidated gold sales include 123k ozs in 2013, 135k ozs in 2014e, 125k ozs in 2015e and 295k ozs in 2016e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
93
98
96
100
2013
2014e
2015e
2016e

Oil & Gas Sales (MMBOE)


75
50
25
0
38.1
58.4
58
80
2013
2014e
2015e
2016e

Note: 2013 is for period June 1, 2013, through December 31, 2013.

2014e Quarterly Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
871
968
1,065
1,170
1Q14
2Q14
3Q14e*
4Q14e*

Note: Consolidated copper sales include approximately 167 mm lbs in 1Q14, 188 mm lbs in 2Q14, 190 mm lbs in 3Q14e and 195 mm lbs in 4Q14e for noncontrolling interest; excludes purchased copper.

* Cu/Au sales estimates assume resumption of exports from PT-FI beginning August 2014. FCX will update its outlook as export approvals are obtained.

e = estimate. See Cautionary Statement.

Gold Sales (thousand ozs)


700
525
350
175
0
187
159
445
550
1Q14
2Q14
3Q14e*
4Q14e*

Note: Consolidated gold sales include approximately 20k ozs in 1Q14, 16k ozs in 2Q14, 45k ozs in 3Q14e and 54k ozs in 4Q14e for noncontrolling interest.

Molybdenum Sales (million lbs)


30
20
10
0
27
25
23
23
1Q14
2Q14
3Q14e
4Q14e

Oil & Gas Sales (MMBOE)


20
15
10
5
0
16.1
16.0
12.2
14.1
1Q14
2Q14
3Q14e
4Q14e

2014e Operating Estimates

2014e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia(2)	Africa	Consolidated(2)
Cash Unit Costs (1)					
Site Production & Delivery (3)	$1.86	$1.67	$2.83(4)	$1.56	$1.95(4)
By-product Credits	(0.24)	(0.26)	(2.25)	(0.42)	(0.63)
Treatment Charges	0.12	0.18	0.26	-	0.15
Royalties	-	-	0.12	0.07	0.03
Unit Net Cash Costs	$1.74	$1.59	$0.96	$1.21	$1.50

2014e Sales by Region


North America
1,700
Cu
mm lbs
98(5)
Mo
mm lbs
South America
1,200
90(6)
Au
000's ozs
Indonesia (2)
735
1.25
Au
mm ozs
Africa
440
30
Co
mm lbs

(1) Estimates assume average prices of $3.25/lb for copper, $1,300/oz for gold, $12/lb for molybdenum and $13/lb for cobalt for the remainder of 2014. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2014 would change by ~$0.013/lb for each $50/oz change in gold and $0.01/lb for each $2/lb change in molybdenum.
(2) Cu/Au sales estimates assume resumption of exports from PT-FI beginning August 2014. FCX will update its outlook as export approvals are obtained.
(3) Production costs include profit sharing in South America and severance taxes in North America.
(4) Indonesia and consolidated 2014e unit costs exclude 18¢/lb and 3¢/lb, respectively, for fixed costs charged directly to cost of sales as a result of the impact of export restrictions on PT-FI's operating rates.
(5) Includes molybdenum produced in South America.
(6) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,300 Gold, $12 Molybdenum & $110 Oil)


(US$ billions)
$20
$15
$10
$5
$0
2015e/2016e Average
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,300 Gold, $12 Molybdenum & $110 Oil)


(US$ billions)
$15
$10
$5
$0
2015e/2016e Average
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Note: For 2015e/2016e average, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $1.00/lb change in molybdenum approximates $90 million to EBITDA and $70 million to operating cash flow; each $5.00/bbl change in oil approximates $180 million to EBITDA and $155 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$7.6
$7.5
$6.6
Oil & Gas
3.4
Major Projects
3.2(2)
Other Mining
1.0
TOTAL MINING
4.2
3.5
2.6
1.4
4.0
4.0
1.4
1.2
2.6
2014e
2015e
2016e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management

Strong Track Record

- Debt Target: $12 bn by YE 2016
- Large Resource Base with Strong Cash Flows and Capital Discipline
- Completed Attractive Eagle Ford Transaction in 2Q14
- Considering Additional Asset Sale Transactions/Monetizations
- Prepared to Respond to Varying Market Conditions
- Seeking Additional Opportunities to Repay or Refinance Higher Cost Debt
- Anticipate Continuing Current Common Stock Dividend: $1.25/Share per Annum


6/30/2014 Balances
($ in bns)
$19.7
$18.2
Total Debt*
Net Debt*
Debt*/EBITDA** (LTM PF)
2.2x**
2.1x**

Average Interest Cost: 4.2%

* Excludes fair value adjustments of $596 mm
** Pro forma for the sale of Eagle Ford assets

Summary

A Strong & Focused Organization

Maximize Total Shareholder Returns

Strong Management of the Base

- Operational Excellence
- Achieve Production Targets
- Effective Cost and Capital Management
- Manage HS&E and Other Inherent Risks

Return Driven Growth

- Prioritize Highest Value Opportunities
- Evaluate Best Uses of Cash
- Scalable, Long-lived, Low-Cost Assets
- Strong Execution

Protect the Balance Sheet

Strong Cash Dividends

Reference Slides



FREEPORT-MCMORAN

STRENGTH IN RESOURCES

Quarterly Oil & Gas Operating Summary

2Q 2014 Oil & Gas Margins by Region

Operating Margin	California	Eagle Ford*	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue per BOE	$94.37	$81.52	$27.59	$87.49	$77.53
Cash Production Costs per BOE	37.70	13.23	15.35	14.80	19.57
Cash Operating Margin per BOE	$56.67	$68.29	$12.24	$72.69	$57.96

2Q 2014 Oil & Gas Sales by Region

California



39
Oil
MBOE/D

Includes ~ 7 MMcf/d of natural gas

Eagle Ford*



38
38

Includes ~ 5 MBbls/d of NGLs

Haynesville/ Madden/Other



107
Gas
MMCFE/D

Includes ~2 MMcfe/d of Liquids

GOM



63
73
Gas
MMCF/D

Includes ~ 5 MBbls/d of NGLs and ~12 MBOE/d for Shelf

** 2Q 2014 includes results from Eagle Ford through June 19, 2014*

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts and cash production costs exclude accretion and other costs. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 2Q14 press release, which is available on FCX's website.

2H 2014e Oil & Gas Operating Estimates

California

Operating Cost: $35/bbl
Pricing: Brent Based

Madden & Haynesville

Operating Cost: $2.30/Mcfe
Pricing: NYMEX



Gulf of Mexico

Operating Cost: $17/bbl
Pricing: HLS/NYMEX

2H 2014e Oil & Gas Sales by Region


California
39
Oil
MBOE/D
Haynesville/
Madden/Other
119
Gas
MMCFE/D
GOM
67
Oil
MBOE/D
101
Gas
MMCF/D

Includes ~ 7 MMcf/d of natural gas

Includes ~2 MMcfe/d of Liquids

Includes ~ 6 MBbls/d of NGLs and GOM Shelf production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $39.50/BOE. Oil realizations are expected to approximate 93% of Brent for 2H 2014e. e = estimate. See Cautionary Statement.

Oil & Natural Gas Hedging Positions

Oil Hedges Indexed to Brent

2H 2014 – 100% Hedged


Puts
75 MBbls/d
$90 floor
$70 limit
$5.74 ADP
30 MBbls/d
$95 floor
$75 limit
$6.09 ADP
5 MBbls/d
$100 floor
$80 limit
$7.11 ADP

*98 MBbls/d**

2015


Unhedged
21%
Puts
84 MBbls/d
$90 floor
$70 limit
$6.89 ADP

*107 MBbls/d**

Natural Gas Hedges Indexed to Henry Hub

2H 2014

Swaps – 100,000 MMBtu/d
@ $4.09
~55% Unhedged

2015

No Hedges

NOTE: As of June 30, 2014; ADP = average deferred premium.
** Estimated production for oil. See Cautionary Statement.*

PT-FI Mine Plan

*PT-FI's Share of Metal Sales, 2014e-2021e**

2014e – 2018e PT-FI Share
Total: 5.4 billion lbs copper
Annual Average: 1.1 billion lbs

2014e – 2018e PT-FI Share
Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs


Copper, billion lbs
Gold, million ozs
0.7
1.3
1.1
1.2
1.6
3.0
1.0
1.3
1.0
1.2
1.2
1.5
2014e
2015e
2016e
2017e
2018e
2018e-2021e Annual Average

** Copper and gold sales estimates assume no changes to PT-FI's planned concentrate shipments. FCX will update its outlook as export approvals are obtained.*

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

e = estimate. Amounts are projections; see Cautionary Statement.

FREEPORT-McMoRAN

STRENGTH IN RESOURCES

PT Freeport Indonesia

Grasberg Minerals District

Life-of-Mine Production Sequencing*



Grasberg Open Pit
206mm mt
0.95% Cu & 1.06 g/t Au
DOZ
152mm mt
0.56% Cu & 0.73 g/t Au
Big Gossan
54mm mt
2.22% Cu & 0.97 g/t Au
Deep MLZ
526mm mt
0.83% Cu & 0.70 g/t Au
Grasberg UG
1,000mm mt
1.02% Cu & 0.78 g/t Au
Kucing Liar
420mm mt
1.24% Cu & 1.07 g/t Au
COW Term, including extensions
2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

*aggregate reserves (tonnes and grades) at 12/31/2013

Sensitivities (US$ millions)

Change	2015e/2016e EBITDA	2015e/2016e Operating Cash Flow
Copper: +/- $0.10/lb	$520	$370
Molybdenum: +/- $1.00/lb	$90	$70
Gold: +/- $50/ounce	$100	$60
Oil Sales: +/- $5/bbl(1)	$225	$190
Oil Sales Net of Diesel Costs:(1,2) +/- $5/bbl	$180	$155
Natural Gas: +/- $0.50/Mcf	$55	$45
Currencies:(3) +/- 10%	$190	$140

(1) Oil sales sensitivity calculated using base Brent price assumption of $110/bbl in 2015 and 2016.

(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.

(3) U.S. Dollar Exchange Rates: 550 Chilean peso, 11,800 Indonesian rupiah, $0.90 Australian dollar, $1.35 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2015e/2016e averages. Operating cash flow amounts exclude working capital changes. For 2014 sensitivities see footnote 4 on slide 17.

e = estimate. See Cautionary Statement.